EXHIBIT 10.27
                                  -------------

SouthTrust
         Guaranty Agreement
SouthTrust Bank
ST Cap Fundssm



GUARANTOR:                                           SECURED PARTY:
[Last Name(s) first, if individual]

Harry D. Shields                                     SouthTrust Bank
Post Office Box 2554
Birmingham, Alabama 35290
Attn: Asset Based Lending Department
City              County            State   Zip




         THIS AGREEMENT made this            day of October, 2000 by the above
named Guarantor (the "Guarantor"); to SOUTHTRUST BANK (the "Bank").


         R E C I T A L S

         American Micro Computer Center, Inc., a Florida corporation, (the "Borrower"), has requested that the Bank loan to Borrower the sum of One Million Five Hundred Thousand Dollars ($1,500,000), (the "Loan"), to be evidenced by one or more Promissory Notes (the "Promissory Notes") payable by Borrower to Bank according to their respective terms, and such other documents and instruments as are more particularly described in the Promissory Notes, and secured by the Loan Agreement of even date herewith between Borrower and Bank (the "Loan Agreement") and by the Loan Documents, security agreements and other collateral documents referred to in the Promissory Notes and in the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Loan Agreement. Said definitions shall continue to be applicable to this Guaranty Agreement notwithstanding payment of the Loan or termination of the Loan Agreement for any other reason. As a condition to making the Loan, the Bank has required that the Guarantor guarantee the Loan and certain other obligations of Borrower, on the terms and conditions set forth herein. Guarantor is a shareholder or affiliate of Borrower.


         AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals, as an inducement to the Bank to make the Loan to Borrower, and as security for the Obligations (as defined in the Loan Agreement), including, but not limited to
(a) the payment of the principal, interest and other charges pursuant to the Promissory Note(s) evidencing the Loan (as the same may hereafter be extended, renewed, modified, or amended), (b) the payment of all expenses, charges and other amounts from time to time owing to Bank pursuant to the Promissory Notes, the Loan Agreement, and the other Loan Documents and (c) the performance of all covenants, agreements and other obligations from time to time owing to, or for the benefit of, Lender pursuant to the Loan Documents, the Guarantor agrees, covenants and represents as follows:

         1. Guarantor hereby unconditionally guarantees to the Bank the due, regular and punctual payment and performance of the Obligations, together with any other sum or sums of money which any Borrower now owes the Bank or from time to time hereafter shall owe the Bank, whether evidenced by notes or other instruments, or by open account or otherwise, and whether it represents an original balance, a balance reduced by part payment, or a deficiency after sale of collateral, an extension or renewal of an original debt, or otherwise in connection with the Loan. The Guarantor hereby further guarantees the due, regular and punctual payment and prompt performance of any other debt or obligation of any kind or character of any Borrower to the Bank. Without limiting the foregoing, the Guarantor guarantees the obligations of any Borrower, as provided in the Loan Agreement and the Loan Documents to indemnify and to save the Bank harmless from the occurrences set forth in Article XI of said Agreement. Notwithstanding any other provision of this Agreement, the Guarantor agrees that its guaranty of the obligations described in the preceding sentence shall survive indefinitely and shall not be extinguished by payment in full of the Obligations or foreclosure by the Bank under the Loan Agreement and the Loan Documents or exercise of any other rights under said documents. Further, the Guarantor guarantees the payment of all costs, attorney fees or expenses which may be incurred by the Bank by reason of an Event of Default under the Loan Agreement or a default of any Borrower under any other Obligations.

         In the event of an Event of Default under the Loan Agreement or any default by the Borrower in the payment or performance of any other Obligations, the Guarantor unconditionally promises to pay to the Bank such amounts as are necessary to cure the default, or, at the option of the Bank, the Guarantor agrees to pay the entire indebtedness owed the Bank by the Borrower at the time of default.

         This guaranty is an unconditional guaranty. Guarantor agrees that the Bank, in the event of an Event of Default under the Loan Agreement or a payment or performance default of the Borrower under any other Obligation, shall not be required to assert any claim or cause of action against the Borrower or any other guarantor before asserting any claim or cause of action against the Guarantor under this Agreement. Furthermore, the Guarantor agrees that the Bank shall not be required to pursue or foreclose on any collateral that it may receive from the Borrower, the Guarantor or others as security for any Obligations before making a claim or asserting a cause of action against the Guarantor under this Agreement.

         The failure of the Bank to perfect any portion of its security interest, or to maintain perfection of its security interest, in the collateral as set forth in the Loan Agreement, the Loan Documents, or any other collateral now or hereafter securing all or any part of the Obligations, shall not release the Guarantor from its liabilities and obligations hereunder.

         Notice of acceptance of this Guaranty and of any default by the Borrower is hereby waived by the Guarantor. Presentment, protest, demand, and notice of protest and demand of any and all collateral, and of the exercise of possessory remedies or foreclosure on any and all collateral received by the Bank from the Borrower or the Guarantor are hereby waived. All settlements, compromises, compositions, accounts stated and agreed balances in good faith between any primary or second obligors on any accounts received as collateral shall be binding upon the Guarantor.

         This guaranty shall not be affected, modified, or impaired by any sale or other disposition (whether voluntary or pursuant to the exercise of a purchase option or similar right) of any Guarantor's interest in the Borrower, the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting the Borrower or the Guarantor or any other guarantor, or any of the assets belonging to one or more of them, nor shall this guaranty be affected, modified or impaired by the invalidity of the Promissory Notes, the Loan Agreement, the Loan Documents, or any other document executed by the Borrower or the Guarantor or any other guarantor in connection with the Loan.

         Without notice to the Guarantor, without the consent of the Guarantor, and without affecting or limiting the Guarantor's liability hereunder, the Bank may:

                  (a) grant the Borrower extensions of time for payment of the Obligations or any part thereof;

                  (b)   renew any of the Obligations;

                  (c) grant the Borrower extensions of time for performance of agreements or other indulgences;

                  (d) at any time release any or all of the collateral held by the Bank as security for the Obligations;

                  (e) at any time release any one or more of the guarantors from any guaranty existing with respect to the Obligations;

                  (f) compromise, settle, release, or terminate any or all of the obligations, covenants, or agreements of the Borrower under the Promissory Notes, the Loan Agreement or any Loan Document; or

                  (g) modify or amend any obligation, covenant or agreement of the Borrower set forth in any one or more of the Promissory Notes or the Loan Agreement.

         This guaranty shall not terminate and may not be terminated by the Guarantor until such time as all Obligations, including any renewals or extensions thereof, have been paid in full and such payments of the Obligations have become final and are not subject to being refunded as a preference or fraudulent transfer or rescinded under the Bankruptcy Code or other applicable law. If any collateral secures this guaranty at any time, Bank shall not be required to release such collateral unless and until Bank is satisfied that such payments of the Obligations are not subject to refund or rescission. Furthermore, to the extent the Loan Documents contain Obligations of Borrower under which the terms of Loan Documents survive payment of the Loan, foreclosure under the Loan Documents or receipt by Bank of a deed in lieu of foreclosure (including any environmental indemnities with respect to the collateral described in the Loan Documents), such Obligations are deemed guaranteed herein, and the Guarantor's guaranty thereof shall likewise continue indefinitely notwithstanding payment in full of all Obligations then outstanding. If this instrument is returned to Guarantor or marked "canceled" or marked with words of similar import, or if Bank shall issue any instrument of termination to any Guarantor in connection herewith, such cancellation or termination by Bank shall be deemed to be subject to the right of Bank to thereafter reinstate the guarantees herein and enforce this guaranty against Guarantor for Obligations (including such an environmental indemnity) which were either unknown or in an unliquidated amount at the time of such return or cancellation.

         2. The Guarantor represents and warrants to Bank and covenants with Bank as follows:

                  (a) Guarantor has full power and unrestricted right to enter into this Agreement, to incur the obligations provided for herein, and to execute and deliver the same to Bank, and that when executed and delivered, this Agreement will constitute a valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms.

                  (b) Its financial statements that have been furnished to the Bank are complete and correct and fairly present its financial condition as of the date or dates indicated. There has been no material adverse change in its financial condition since the date of its most recent financial statement furnished to the Bank.

         3. The Guarantor covenants and agrees that so long as the Obligations are outstanding, it will from time to time upon request, furnish to Bank such information regarding the business, affairs and financial condition of the Guarantor and its properties in such detail as the Bank may reasonably request, including, without limitation, cash flow statements and supporting documentation showing all income and expense of Guarantor, and copies of income tax returns of Guarantor (which shall be submitted to Bank on an annual basis as the same become available). Guarantor will furnish to the Bank, within ninety (90) days after the end of each calendar year, a financial statement in form satisfactory to the Bank prepared as of the end of the calendar year just ended. Guarantor covenants that during the term hereof it will pay or cause to be paid as they become due and payable all taxes, assessments and other governmental charges lawfully levied or assessed or imposed upon it or its properties or any part thereof or upon any income therefrom.

         4. The Guarantor hereby agrees not to exercise any right of subrogation, indemnification, or other right of contribution, recourse, or reimbursement from the Borrower or any other right to payment from the Borrower arising out of or on account of any sums paid or agreed to be paid by the Guarantor under this Agreement, whether any such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured, until such time as the Obligations are indefeasibly paid in full and not subject to being set aside by the order of a bankruptcy court or other course of competent jurisdiction. Guarantor further waives all rights in any collateral heretofore, now, or hereafter given to Guarantor by Borrower to the extent the same may in any way impair or delay Bank's ability to exercise its rights pursuant to this Agreement.

         5. If Borrower is or shall hereafter be indebted to Bank for any obligations, liability or indebtedness other than the Obligations, and Bank should collect or receive any payments, funds or distributions which are not specifically required, by law or agreement, to be applied to the Obligations, Bank may, in its sole discretion, apply such payments, funds or distributions to indebtedness of Borrower other than the Obligations.

         6. This Agreement shall be binding upon, and inure to the benefit of, the Guarantor, the Bank and their respective heirs, legal representatives, successors and assigns.

         7. The validity, interpretation, enforcement and effect of this Agreement shall be governed by, and construed according to the laws of, the State of Florida.

         8. In the event that any provision hereof is deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provisions and the invalidity of such provisions shall not affect other provisions hereof which are otherwise lawful and valid and shall remain in full force and effect.

         9. Any notice or payment required hereunder or by reason of the application of any law shall be deemed to have been duly given (a) if delivered in person, (b) if mailed by certified or registered mail, postage prepaid, return receipt requested, or (c) if sent by Federal Express or overnight United States Mail or other national overnight carrier, and in each case addressed to the parties hereto at their respective addresses set forth on the first page hereof, or to such other address as either party hereto shall designate to the other in a written notice, given as herein provided.

         10. The failure at any time or times hereafter to require strict performance by the Guarantor of any of the provisions, warranties, terms and conditions contained herein or in any other agreement, document or instrument now or hereafter executed by the Guarantor and delivered to the Bank shall not waive, affect or diminish any right of the Bank hereafter to demand strict compliance or performance therewith and with respect to any other provisions, warranties, terms and conditions contained in such agreements, documents and instruments, and any waiver of any default shall not waive or affect any other default, whether prior or subsequent thereto and whether of the same or a different type. None of the warranties, conditions, provisions and terms contained in this Agreement or in any agreement, document or instrument now or hereafter executed by the Guarantor and delivered to the Bank shall be deemed to have been waived by any act or knowledge of the Bank, its agents, officers or employees, but only by an instrument in writing, signed by an officer of the Bank, and directed to Guarantor specifying such waiver. 11. If, at any time or times hereafter, the Bank employs counsel to advise or provide other representation with respect to this Agreement or any other agreement, document or instrument heretofore, now or hereafter executed by the Guarantor and delivered to the Bank with respect to the Borrower or the Obligations or to commence, defend or intervene, file a petition, complaint, answer, motion or other pleadings or to take any other action in or with respect to any suit or proceeding relating to this Agreement or any other agreement, instrument or document heretofore, now or hereafter executed by the Guarantor and delivered to the Bank with respect to the Borrower or the Obligations, then in any such event, all of the attorneys' fees arising from such services and any expenses, costs and charges relating thereto shall constitute additional obligations of the Guarantor payable on demand.

         12. This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both oral and written, between the Guarantor and the Bank with respect to the subject matter hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

         13. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the indebtedness of Borrower to Bank and such indebtedness of Borrower to Guarantor if Bank so requests shall be collected, enforced and received by Guarantor as trustee for Bank and be paid over to Bank on account of the indebtedness of Borrower to Bank without reducing or affecting in any manner the liability of Guarantor under the other provisions of this guaranty.

         14. Guarantor and Bank hereby waive any right to trial by jury on any claim, counterclaim, setoff, demand, action or cause of action (a) arising out of or in any way pertaining or relating to this Agreement, the Loan Agreement, the Loan Documents (as defined in the Loan Agreement), the Loan, the Promissory Notes, and the Obligations, or any other instrument, document or agreement executed or delivered in connection with said documents or transactions or (b) in any way connected with or pertaining or related to or incidental to any dealings of the parties hereto with respect to this Agreement, the Loan Agreement, the Loan Documents (as defined in the Loan Agreement), the Loan, the Promissory Notes, and the Obligations, or any other instrument, document or agreement executed or delivered in connection herewith or in connection with the transactions related thereto or contemplated thereby or the exercise of either party's rights and remedies thereunder, in all of the foregoing cases whether now existing or hereafter arising, and whether sounding in contract, tort or otherwise. Guarantor and Bank agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive trial by jury, and that any dispute or controversy whatsoever between them shall instead be tried in a court of competent jurisdiction by a judge sitting without a jury.

         IN WITNESS WHEREOF, the Guarantor has executed this Guaranty on the day and year first above written.




Harry D. Shields



STATE OF                                    )
                                            )
COUNTY OF                                   )

         I, , a Notary Public in and for said County in said State, hereby certify that Harry D. Shields, whose name is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of such instrument, he executed the same voluntarily on the day the same bears date.

         Given under my hand and seal, this _____ day of ___________, 2000.




                                                     NOTARY PUBLIC
(SEAL)

                                                     My Commission Expires: